Frost FAMILY OF FUNDS

Frost Growth Equity Fund (the “Fund”)

Supplement dated March 23, 2020 to:

•	the Fund’s Summary Prospectus, dated November 28, 2019 (the “Summary Prospectus”); and

•	the Fund’s Statutory Prospectus, dated November 28, 2019 (the “Statutory Prospectus,” and, together with the Summary Prospectus, the “Prospectuses”).

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The Fund’s after-tax returns have been revised. Accordingly, the Prospectuses are hereby amended and supplemented as follows:

In the “Performance Information” section of the Summary Prospectus, and the corresponding section of the Statutory Prospectus, the “Average Annual Total Returns” table is hereby deleted and replaced with the following:

Frost Growth Equity Fund	1 Year	5 Years	10 Years	Since Inception[1]
Fund Returns Before Taxes
Institutional Class Shares	2.97%	10.21%	13.56%	8.22%
Investor Class Shares	2.76%	9.95%	13.29%	8.47%
Fund Returns After Taxes on Distributions
Institutional Class Shares	(0.36)%	6.90%	11.72%	6.58%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	4.26%	7.78%	11.21%	6.55%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	(1.51)%	10.40%	15.29%	9.65%

[1]	Institutional Class Shares of the Fund were offered beginning April 25, 2008. Investor Class Shares of the Fund were offered beginning June 30, 2008. Index comparison begins April 25, 2008.

Please retain this supplement for future reference.

FIA-SK-053-0100

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